UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 19, 2009 (August 17, 2009)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

This Amendment No. 1 on Form 8-K/A (the “Amendment Filing”) is an amendment to the Current Report on Form 8-K that Transcept Pharmaceuticals, Inc. (the “Company”) filed on August 19, 2009 (the “Original Filing”). The purpose of this Amendment Filing is to update Item 2.02 (Costs Associated with Exit or Disposal Activities) of the Original Filing by providing an estimate of the non-cash charges associated with stock option modifications resulting from the reduction of approximately 30% of the Company’s workforce implemented on August 17, 2009 and to update other information related to other charges resulting from the reduction in force.

The non-cash charges associated with stock option modifications associated with such reduction in force are estimated to be $138,000. The Company recorded approximately $103,000 of these charges in the third quarter of 2009, with the remainder expected to be recorded during the fourth quarter of 2009.

Items included in the Original Filing that are not included herein are not amended and remain in effect as of the date of the original filing of that report. Exhibits listed in Item 9.01 that are not indicated as being filed with this Amendment Filing have either been filed with the Original Filing, or incorporated by reference into the Original Filing.

This Amendment Filing does not reflect events occurring after the filing of the Original Filing, or modify or update the disclosure presented in the Original Filing, except to reflect the revisions as described above.

Forward-Looking Statements Disclaimer

The disclosure contained in this amended Item 2.05 contains forward-looking statements concerning the expected charges and costs associated with the reduction plan. These forward-looking statements involve risks and uncertainties. Facts that could cause actual results to differ materially from the statements included in this Item 2.05 disclosure include difficulties encountered in implementing the planned workforce reductions such as litigation or other claims arising out of the reduction or change in human resource requirements at the Company. Further information on potential factors that could affect the Company’s future financial results are included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1(1)	Press Release Regarding Staff Reduction, dated August 18, 2009.

(1)	Filed with the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: November 19, 2009	By:	/s/ MARILYN E. WORTZMAN
	Name:	Marilyn E. Wortzman
	Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1(1)	Press Release Regarding Staff Reduction, dated August 18, 2009.

(1)	Filed with the Original Filing.

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